STOCK PLEDGE AGREEMENT
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     This  Stock  Pledge  Agreement  (this "Agreement"), dated as of November 1,
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2006,  among Laurus Master Fund, Ltd. (the "Pledgee"), Petrosearch Energy Corp.,
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a  Nevada corporation (the "Company"), and each of the other undersigned parties
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(other  than  the Pledgee) (the Company and each such other undersigned party, a
"Pledgor"  and  collectively,  the  "Pledgors").
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                                   BACKGROUND
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     Garwood  Petrosearch,  Inc.,  a  Texas corporation ("Garwood"), has entered
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into  a  Securities Purchase Agreement, dated as of the date hereof (as amended, modified,  restated  or supplemented from time to time, the "Securities Purchase
                                                             -------------------
Agreement"),  pursuant  to  which  the  Pledgee provides or will provide certain
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financial  accommodations  to  Garwood.

     In order to induce the Pledgee to provide or continue to provide the financial accommodations described in the Securities Purchase Agreement and to secure Garwood's obligations and indebtedness to Pledgee, each Pledgor has agreed to pledge and grant a security interest in the collateral described herein to the Pledgee on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Defined  Terms.  All  capitalized  terms  used  herein which are not
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defined  shall  have  the  meanings  given  to  them  in the Securities Purchase
Agreement.

     2.     Pledge  and  Grant  of  Security  Interest.  To  secure the full and
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punctual  payment  and  performance  of  (the following clauses (a) through (c), collectively,  the  "Obligations")  (a)  the  obligations  under  the Securities
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Purchase  Agreement  and  the  Related  Agreements referred to in the Securities
Purchase Agreement (the Securities Purchase Agreement and the Related Agreements, as each may be amended, restated, modified and/or supplemented from time to time, collectively, the "Documents"), (b) the obligations and
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liabilities  of Garwood to Pledgee under the Secured Term Note dated as the date hereof made by Garwood in favor of Pledgee; and (c) all other obligations and liabilities of Garwood and each Pledgor to the Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against Garwood and/or any Pledgor under Title 11, United States Code, including, without limitation, obligations of Garwood and each Pledgor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case), each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the "Collateral"):
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          (a)     the shares of stock set forth on Schedule A annexed hereto and
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expressly  made  a  part hereof (together with any additional shares of stock or other  equity  interests  acquired  by  any  Pledgor,  the "Pledged Stock"), the
                                                            -------------
certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

          (b) all additional shares of stock of any issuer (each, an "Issuer") of the Pledged Stock from time to time acquired by any Pledgor in any
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manner,  including,  without  limitation,  stock  dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

     3.     Delivery  of Collateral. All certificates representing or evidencing
            -----------------------
the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Pledgee. Each Pledgor hereby authorizes the Issuer upon demand by the Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to the Pledgee, in each case to be held by the Pledgee, subject to the terms hereof. Upon the occurrence and during the continuance of an Event of Default (as defined below), the Pledgee shall have the right, during such time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Stock. In addition, the Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

     4.     Representations and Warranties of each Pledgor. Each Pledgor jointly
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and  severally represents and warrants to the Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Obligations have been paid in full and each Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

          (a) the execution, delivery and performance by each Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to any Pledgor;

          (b) this Agreement constitutes the legal, valid, and binding obligation of each


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
Pledgor  enforceable  against  each  Pledgor  in  accordance  with  its  terms;

          (c) (i) all Pledged Stock owned by each Pledgor is set forth on Schedule A hereto and (ii) each Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

          (d) all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

          (e) no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Pledgee of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

          (f) there are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

          (g) each Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Pledgee in accordance with the terms of this Agreement;

          (h) each Pledger owns each item of the Collateral and, except for the pledge and security interest granted to Pledgee hereunder, the Collateral shall be, immediately following the closing of the transactions contemplated by the Documents, free and clear of any other security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, "Liens");

          (i) there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

          (j) none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

          (k) the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgee all rights of each Pledgor in the Collateral as contemplated by this Agreement; and

          (1) the Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of each Issuer.

     5.     Covenants.  Each Pledgor jointly and severally covenants that, until
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the


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Obligations  shall  be indefeasibly satisfied in full and each Document and each agreement and instrument entered into in connection therewith is irrevocably terminated:

          (a) No Pledgor will sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

          (b) Each Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Collateral against the claims of any other party.

          (c) Each Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effectuate the purposes of this Agreement including, but without limitation, delivering to Pledgee, upon the occurrence of an Event of Default, irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee. Until receipt thereof, upon an Event of Default that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Collateral then registered in each Pledgor's name.

          (d) No Pledgor will consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of the Issuer; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

     6.     Voting Rights and Dividends. In addition to the Pledgee's rights and
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remedies  set  forth  in  Section 8 hereof, the Pledgee shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing the Pledgee, with full power of substitution, the proxy and attorney-in-fact of each Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Collateral shall be delivered to the Pledgee to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of any other Pledgor, and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

     7.     Event  of  Default. An "Event of Default" under this Agreement shall
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occur  upon  the  happening  of  any  of  the  following  events:


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          (a)     An  "Event  of Default" under any Document or any agreement or
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note  related  to  any Document shall have occurred and be continuing beyond any applicable  cure  period;

          (b) Any Pledgor shall default in the performance of any of its obligations under any Document, including, without limitation, this Agreement, and such default shall not be cured during the cure period applicable thereto;

          (c) Any representation or warranty of any Pledgor made herein, in any Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

          (d) Any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

          (e) Garwood or any Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

     8.     Remedies.  In  case  an  Event of Default shall have occurred and is
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continuing,  the  Pledgee  may:

          (a) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

          (b) Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and


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
     (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine, or as may be required by applicable law.

          Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Pledgee hereunder, whether upon sale of the Collateral, or any part thereof or otherwise, shall be held by the Pledgee and applied by it as provided in Section 10 hereof. No failure or delay on the part of the Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. The Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York (the "UCC")
                                                                           ---
regardless  of  the  jurisdiction  in  which  enforcement  hereof  is  sought.

     9.     Private Sale. Each Pledgor recognizes that the Pledgee may be unable
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to  effect  (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each
Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that the Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

     10.     Proceeds  of  Sale.  The  proceeds  of  any  collection,  recovery,
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receipt,  appropriation,  realization or sale of the Collateral shall be applied by  the  Pledgee  as  follows:

          (a) First, to the payment of all costs, reasonable expenses and charges of the Pledgee and to the reimbursement of the Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), attorneys' fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise


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
of  its  rights,  powers  or  remedies  hereunder;

          (b) Second, to the payment of the Obligations, in whole or in part, in such order as the Pledgee may elect, whether or not such Obligations are then due;

          (c) Third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-615(a)(3) of the UCC; and

          (d) Fourth, to the extent of any surplus to the Pledgors or as a court of competent jurisdiction may direct.

     In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, each Pledgor shall be jointly and severally liable for the deficiency plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

     11.     Waiver  of  Marshaling.  Each  Pledgor  hereby  waives any right to
             ----------------------
compel  any  marshaling  of  any  of  the  Collateral.

     12.     No  Waiver. Any and all of the Pledgee's rights with respect to the
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Liens  granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgee in reference to any of the Obligations. Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Pledgee in exercising arty power of sale, option or other right or remedy hereunder, and no failure by the Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgee's right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

     13.     Expenses.  The  Collateral shall secure, and each Pledgor shall pay
             --------
to Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgee under this Agreement or with respect to any of the Obligations.

     14.     The  Pledgee  Appointed  Attorney-In-Fact  and  Performance  by the
             -------------------------------------------------------------------
Pledgee. Upon the occurrence of an Event of Default, each Pledgor hereby irrevocably constitutes and appoints the Pledgee as such Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledger, which such Pledger could or might do or which the Pledgee may deem necessary, desirable or


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
convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Pledgee's name. Each Pledgor hereby ratifies and confirms all that said attorney-in--fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, the Pledgee may itself perform or cause performance thereof, and any costs and expenses of the Pledgee incurred in connection therewith shall be paid by the Pledgors as provided in Section 10 hereof.

     15.     WAIVERS. THE PARTIES HERETO DESIRES THAT THEIR DISPUTES BE RESOLVED
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BY  A  JUDGE  APPLYING  SUCH  APPLICABLE  LAWS.  THEREFORE,  TO ACHIEVE THE BEST
COMBINATION  OF  THE  BENEFITS  OF  THE  JUDICIAL SYSTEM AND OF ARBITRATION, THE
PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     16.     Recapture.  Notwithstanding  anything  to  the  contrary  in  this
             ---------
Agreement, if the Pledgee receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Pledgee, each Pledgor's obligations to the Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

     17.     Captions.  All  captions  in this Agreement are included herein for
             --------
convenience of reference only and shall not constitute part of this Agreement for any other purpose.

     18.     Miscellaneous.
             -------------

          (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

          (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

          (c) In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

          (d) This Agreement shall be binding upon each Pledgor, and each Pledgor's successors and assigns, and shall inure to the benefit of the Pledgee and its successors and assigns.

          (e) All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given or made (i) when delivered, if by hand, (ii) three (3) days after being sent, postage prepaid, if by registered or certified mail, (iii) when confirmed electronically on a business day, if by facsimile, or (iv) when delivered, if by a recognized overnight delivery service, to the undersigned at the numbers and/or address set forth beneath the signature of the undersigned or as subsequently changed by the undersigned in a written notice delivered in accordance with this Section 18 and to Laurus at:

               Laurus  Master  Fund,  Ltd.
               c/o  M&C  Corporate  Services  Limited
               P.O.  Box  309  GT
               Ugland  House
               George  Town
               South  Church  Street
               Grand  Cayman,  Cayman  Islands
               Facsimile:     345-949-8080

               with  a  copy  to:

               John  E.  Tucker,  Esq.
               825  Third  Avenue  14th  Floor
               New  York,  New  York  10022
               Facsimile:     212-541-4434

               and  to:

               Barry  Davis
               Thompson  &  Knight,  LLP
               333  Clay  Street,  Suite  3300
               Houston,  Texas  77002
               Facsimile:  832-397-8104

          (f) THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH- THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (g) EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY PLEDGOR, ON THE ONE HAND, AND THE PLEDGEE, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, PROVIDED, THAT EACH PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PLEDGEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE INDEBTEDNESS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE INDEBTEDNESS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PLEDGEE. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS
ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN SECTION 18(e) ABOVE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE SUCH PLEDGOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          (h) It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Pledgee, (y) delivering supplements to such exhibits and annexes to such Documents as the Pledgee shall reasonably request and/or set forth in such joinder agreement and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

          (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                        PETROSEARCH  ENERGY  CORP.

                                        By: /s/ Richard Dole
                                            ------------------------------------
                                        Name:   Richard Dole
                                              ----------------------------------
                                        Title:  President and CEO
                                               ---------------------------------


                                        Address:
                                        -------

                                        675  Bering  Drive,  Suite  200
                                        Houston,  TX  77057
                                        Attention:  David  Collins
                                        Phone:  713-961-9337
                                        Facsimile:  713-961-9338


                                        LAURUS  MASTER  FUND,  LTD.

                                        By:  /s/ illegible
                                            ------------------------------------
                                        Name:    illegible
                                             -----------------------------------
                                        Title:   illegible
                                               ---------------------------------

                           SCHEDULE A to the Stock Pledge Agreement

                                        Pledged Stock
                                        -------------

---------------------------------------------------------------------------------------------
                                             Stock                    Number         % of
                              Class of    Certificate                   of        outstanding
  Pledgor        Issuer        Stock        Number     Par Value      Shares        Shares
------------  ------------  -----------  -----------  ------------  -----------  ------------
              Garwood
Petrosearch   Petrosearch,
Energy Corp.  Inc.          Common            1          $0.001        5,500         100%
---------------------------------------------------------------------------------------------


                         IRREVOCABLE STOCK OR BOND POWER

FOR  VALUE  RECEIVED, the undersigned does (do) hereby sell, assign and transfer to
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IF  STOCK,  COMPLETE  THIS  SECTION:

                     shares  of  the           stock  of
     ---------------                ---------            -----------------------
     represented  by Certificate(s) No.(s)                inclusive, standing in
                                           --------------
     the  name  of  the  undersigned  on  the  books  of  said  Company.

IF BONDS, COMPLETE THIS PORTION:

                     bonds  of                              in  the  principal
     ---------------           ----------------------------
     amount of $                          , No(s)               inclusive
                -------------------------         -------------
     standing in the name of the undersigned on the  books  of  said  Company.

The  undersigned  does  (do)  hereby  irrevocably  constitute  and  appoint as attorney to transfer the said stock or bond(s), as the case may
-------------
be, on the books of said Company, with full power of substitution in the premises.


DATED:  NOVEMBER    ,  2006
                 ---


                                        Sign  here
                                                   -----------------------------

SIGNATURE  GUARANTEED  BY


------------------------------
Name: